UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

OPKO Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.

Miami, Florida 33137

(Address of principal executive offices) (Zip Code)

(305) 575-4100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 31, 2016, OPKO Health, Inc. (the “Company”), a Delaware corporation, issued a press release announcing the completion of the Arrangement described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act.

Item 8.01	Other Events.

On August 31, 2016, the Company completed its previously announced acquisition of Transition Therapeutics Inc., an Ontario corporation (“TTHI”), pursuant to an Arrangement Agreement, dated as of June 29, 2016 (the “Arrangement Agreement”), by and among the Company, OPKO Global Holdings, Inc., a Cayman Islands corporation and a wholly owned subsidiary of the Company (“Sub”), and TTHI. Under the terms of the Arrangement Agreement, Sub acquired all of the equity interests of TTHI (the “Arrangement”), with TTHI becoming a wholly owned subsidiary of Sub.

At 12:01 a.m. on August 31, 2016, the effective time of the Arrangement (the “Effective Time”), Sub acquired all of the outstanding common shares, no par value per share, of TTHI (the “TTHI Common Shares”) in exchange for 6,430,868 shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”). At the Effective Time, each issued and outstanding TTHI Common Share (other than any TTHI Common Shares held by the Company or any Company affiliate) was converted and exchanged into shares of Company Common Stock using an exchange rate of 0.1657 shares of Company Common Stock for each TTHI Common Share. No fractional shares of Company Common Stock were issued in the Arrangement; TTHI’s stockholders will receive one share of Company Common Stock in lieu of any fractional shares, after taking into account all of the TTHI Common Shares represented by certificates or book-entries, delivered by such stockholder. All options to purchase TTHI Common Shares were out-of-the money at the Effective Time and were terminated at the Effective Time.

The Arrangement was approved by TTHI’s stockholders at their meeting held on August 25, 2016 and was approved by the Ontario Superior Court of Justice in its final order dated August 29, 2016.

The Company Common Stock issued in connection with the Arrangement was issued in reliance upon an exemption from registration under U.S. federal securities laws provided by Section 3(a)(10) of the Securities Act for the issuance of securities in an exchange where the terms and conditions of such issuance and exchange are approved after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2016, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of OPKO Health, Inc. dated August 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Dated: August 31, 2016	By:	/s/ Adam Logal
	Name:	Adam Logal
	Title:	Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of OPKO Health, Inc. dated August 31, 2016.

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